                                                                   Exhibit 99(b)
                        KEYCORP STUDENT LOAN TRUST 1999-B
                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing Agreement
   (capitalized terms used herein are defined in Appendix A thereto)

------------------------------------------------------------------------------------------------------------------------------------

Distribution Date:  February 25, 2002

(i)         Amount of principal being paid or distributed in respect of the Class A-1 Notes:
                               $39,497,028.61
                             -----------------
                           (   $   0.0001411    , per $1,000 original principal amount of the Notes)
                             -----------------
(ii)        Amount of principal being paid or distributed in respect of the Class A-2 Notes:
                                  $0.00
                             -----------------
                           (   $         -     , per $1,000 original principal amount of the Notes)
                             -----------------
(iii)       Amount of principal being paid or distributed in respect of the Class M Notes:
                                  $0.00
                             -----------------
                           (   $         -     , per $1,000 original principal amount of the Notes)
                             -----------------
(iv)        Amount of interest being paid or distributed in respect of the Class A-1 Notes:
                             $512,875.72
                             ------------------
                           (  $ 0.0000018      , per $1,000 original principal amount of the Notes)
                             ------------------
(v)         Amount of interest being paid or distributed in respect of the Class A-2 Notes:
                             $4,044,444.44
                             ------------------
                           (  $ 0.0000065      , per $1,000 original principal amount of the Notes)
                             ------------------
(vi)        (a)     Amount of interest being paid or distributed in respect of the Class M Notes:
                             $200,200.00
                             ------------------
                           (  $ 0.0000067      , per $1,000 original principal amount of the Notes)
                             ------------------
            (b)     Amount of interest being paid or distributed in respect of the Class M Strip:
                             $14,408.33
                             -------------------
                           (  $ 0.0000005       , per $1,000 original principal amount of the Notes)
                             -------------------
(vii)       Amount of Noteholders' Interest Index Carryover being or distributed (if any) and amount remaining (if any):
            (1)     Distributed to Class A-1 Noteholders:
                                  $0.00
                             -------------------
                           (   $         -      , per $1,000 original principal amount of the Notes)
                             -------------------

            (2)     Distributed to Class A-2 Noteholders:
                                  $0.00
                             ------------------
                           (   $         -     , per $1,000 original principal amount of the Notes)
                             ------------------
            (3)     (a)      Distributed to Class M Noteholders:
                                  $0.00
                             ------------------
                           (   $         -     , per $1,000 original principal amount of the Notes)
                             ------------------
                    (b)      Distributed to Class M Strip:
                                  $0.00
                             -----------------
                               $         -     , per $1,000 original principal amount of the Notes)
                             -----------------
            (4)     Balance on Class A-1 Notes:
                                  $0.00
                             -----------------
                           (   $         -     , per $1,000 original principal amount of the Notes)
                             -----------------
            (5)     Balance on Class A-2 Notes:
                                  $0.00
                             -----------------
                           (   $         -     , per $1,000 original principal amount of the Notes)
                             -----------------

                                Page 7 of 8 pages

            (6)     (a)      Balance on Class M Notes:
                              $0.00
                             -----------------
                           (   $ -             , per $1,000 original principal amount of the Notes)
                             -----------------
                    (b)      Balance on Class M Strip:
                              $0.00
                             -------------------
                           (   $ -              , per $1,000 original principal amount of the Notes)
                             -------------------
(viii)      Payments made under the Cap Agreement on such date:    February 22, 2002
                                                               --------------------------
                           (  $0.00             with respect to the Class A-1 Notes,
                             -------------------
                           (  $0.00             with respect to the Class A-2 Notes,
                             -------------------
                           (  $0.00             with respect to the Class M Notes,
                             -------------------
(ix)        Pool Balance at end of related Collection Period:     $764,692,136.65
                                                             ----------------------------
(x)         After giving effect to distributions on this Distribution Date:
            (a)     (1)      Outstanding principal amount of Class A-1 Notes:      $44,692,136.65
                                                                             -------------------------
                    (2)      Class A-1 Note Pool Factor:      0.15961477
                                                        -----------------------
            (b)     (1)      Outstanding principal amount of Class A-2 Notes:      $625,000,000.00
                                                                             -------------------------
                    (2)      Class A-2 Note Pool Factor:      1.00000000
                                                        -----------------------
            (c)     (1)      Outstanding principal amount of Class M Notes:        $30,000,000.00
                                                                             -------------------------
                    (2)      Class M Note Pool Factor:        1.00000000
                                                        -----------------------
            (d)     (1)      Outstanding principal amount of Certificates:         $65,000,000.00
                                                                             -------------------------
                    (2)      Certificate Pool Factor:         1.00000000
                                                        -----------------------
(xi)        Note Interest Rate for the Notes:
            (a)     In general
                    (1)      Three-Month Libor was
                             2.1300000%  for the current period
                             -----------
                    (2)      The Student Loan Rate was:          Not Applicable  (1)
                                                       ------------------------
            (b)     Note Interest Rate for the Class A-1 Notes:   2.4100000% (Based on 3-Month LIBOR)
                                                                -------------
            (c)     Note Interest Rate for the Class A-2 Notes:   2.5600000% (Based on 3-Month LIBOR)
                                                                -------------
            (d)     Note Interest Rate for the Class M Notes:     2.8300000% (Based on 3-Month LIBOR)
                                                                -------------
(xii)       (a)     Amount of Master Servicing Fee for  related Collection Period:  $971,961.74
                                                                                  --------------
                              $ 0.000003471 , per $1,000 original principal amount of the Class A-1 Notes.
                             ---------------
                              $ 0.000001555 , per $1,000 original principal amount of the Class A-2 Notes.
                             ---------------
                              $ 0.000032399 , per $1,000 original principal amount of the Class M Notes.
                             ---------------
(xiii)              Amount of Administration Fee for related Collection Period:   $3,000.00
                                                                              ----------------------
                              $ 0.000000011 , per $1,000 original principal amount of the Class A-1 Notes.
                             ---------------
                              $ 0.000000005 , per $1,000 original principal amount of the Class A-2 Notes.
                             ---------------
                              $ 0.000000100 , per $1,000 original principal amount of the Class M Notes.
                             ---------------
(xiv)       (a)     Aggregate amount of Realized Losses (if any) for the related Collection Period:   $1,108,351.75
                                                                                                  -------------------
            (b)     Delinquent Contracts                   # Disb.          %               $ Amount              %
                                                           -------         ----              --------           -----
                    30-60 Days Delinquent                   2,037          2.30%          $ 21,304,956          3.96%
                    61-90 Days Delinquent                     822          0.93%          $  7,481,366          1.39%
                    91-120 Days Delinquent                    516          0.58%          $  5,116,194          0.95%
                    More than 120 Days Delinquent             852          0.96%          $  9,045,251          1.68%
                    Claims Filed Awaiting Payment             409          0.46%          $  3,589,833          0.67%
                                                         ---------       ---------       --------------        ------
                       TOTAL                                4,636          5.23%          $ 46,537,600          8.64%
(xv)        Amount in the Prefunding Account:       $0.00
                                             -------------------------
(xvi)       Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
                    Subsequent Pool Student Loans:       0.00

        (1) This Calculation not required unless Three-Month LIBOR for such Interest Period is 100 basis points greater than Three-Month LIBOR of the preceding Determination Date.

                                Page 8 of 8 pages